UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2021

THERALINK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52218	20-2590810
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15000 W. 6th Ave., #400

Golden, CO 80401

(Address of principal executive offices)

(888) 585-4923

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02	(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported, on June 5, 2020, Theralink Technologies, Inc., a Nevada corporation (formerly known as OncBioMune Pharmaceuticals, Inc.) (the “Company”), completed the consummation of the transactions contemplated by that certain Asset Purchase Agreement dated May 12, 2020 (the “Asset Purchase Agreement”), between the Company and Avant Diagnostics, Inc. (“Avant”). At the closing of the Asset Purchase Agreement, the Company acquired substantially all of the assets of Avant and assumed certain of its liabilities as described in the Current Report on Form 8-K (the “Original 8-K”) filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 11, 2020.

On August 19, 2020, the Company filed a Current Report on Form 8-K/A (the “First Amendment”) to amend the Original 8-K to provide certain financial statements of Avant required by Item 9.01 of Form 8-K, including the audited financial statements of Avant as of and for the years ended September 30, 2019 and 2018, and the unaudited condensed consolidated financial statements as of March 31, 2020 and for the three and six month periods ended March 31, 2020 and 2019 (the “Acquired Business Financial Statements”). The First Amendment also included the unaudited pro forma condensed financial statements of the Company and Avant as of and for the three month period ended March 31, 2020 and for the year ended December 31, 2019 (the “Pro Forma Financial Statements”).

On April 20, 2021, the Chief Financial Officer of the Company determined that the Acquired Business Financial Statements and the Pro Forma Financial Statements should no longer be relied upon. In reviewing the accounting practices of Avant subsequent to the closing of the acquisition, the Company has determined that the Acquired Business Financial Statements contain errors related to accounting mistakes from prior periods, changes in accounting policy and the impairment of intellectual property.

The Chief Financial Officer of the Company discussed the matters with Avant’s independent auditors, Weinstein International C.P.A. and determined that such errors were material. As a result, the Company is concurrently filing a Current Report on Form 8-K/A (the “Second Amendment”) that includes the restatement of the Acquired Business Financial Statements and the Pro Forma Financial Statements (collectively, the “Restated Financial Statements”), which supersede in their entirety the financial statements included in the First Amendment. The Company is filing the Second Amendment concurrently with this Current Report on Form 8-K to provide the Restated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERALINK TECHNOLOGIES, INC.

	By:	/s/ Thomas Chilcott
	Name:	Thomas Chilcott
	Title:	Chief Financial Officer

Date: April 20, 2021